Exhibit 10.3

EXECUTION COPY

SALE AND ASSIGNMENT

THIS SALE AND ASSIGNMENT, dated as of August 31, 2010 (this “Agreement”), is entered into between CLST Asset Trust II (the “Seller”) and FCC Investment Trust I (the “Buyer”).

WHEREAS, the Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer a portfolio of receivables originated or acquired by the Seller in the ordinary course of its business with, among other things, certain related security and rights of payment thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.             Purchase and Sale of the Sale Assets.  Upon the terms and subject to the conditions of this Agreement, the Seller shall sell, transfer and deliver to the Buyer, and the Buyer shall purchase from the Seller, the Sale Assets (as defined below) for the Purchase Price (as defined below) in cash, on the date hereof.

2.             Purchase Price.  With respect to the purchase of the Sale Assets, the Buyer shall pay a purchase price on the date hereof equal to the sum of $5,852,214 (the “Purchase Price”).  The Seller hereby acknowledges and agrees that the Purchase Price represents a fair market purchase price for the Sale Assets it is selling to the Buyer.  The Seller hereby directs the Buyer to pay the Purchase Price to Fortress Credit Corp., as administrative agent under the Revolving Credit Agreement (as defined below) for application on the date hereof to the Seller’s outstanding obligations thereunder.

3.             Designation of Receivables.  The Seller delivers herewith a computer file containing a true and complete list of the receivables sold and assigned hereunder, identified by (i) obligor name, (ii) original principal balance (or “amount financed”) of the receivable, (iii) the principal balance of the receivable as of August 31, 2010, (iv) contract number or other identifying number, (v) the applicable contractor name, and (vi) whether such receivable is related to a mortgage contract or a non-mortgage contract.  Such computer file shall be as of the date of this Agreement, incorporated into and made part of this Agreement and is marked as Schedule I hereto.

4.             Receivables.  The Seller does hereby sell, transfer, assign, set over and otherwise convey to the Buyer, and the Buyer hereby purchases and takes from the Seller, all right, title and interest of the Seller in the property identified in clauses (i) - (iii) below whether constituting accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, or other property and whether consisting of, arising out of, or related to any of the following, property, whether now owned or existing or hereafter created, arising or acquired and wherever located (collectively, the “Sale Assets”):

(i)            the receivables identified by the Seller as of the date hereof which are listed on Schedule I (the “Receivables”), together with all monies due or to become due in payment under such Receivables on and after such date, including, but not limited to, all collections thereon;

(ii)           all related security with respect to the Receivables referred to in clause (i) above; and

(iii)          all income and proceeds of the foregoing.

5.                                      Representation and Warranties.  This Agreement is made without recourse but on the terms and subject to the conditions set forth herein.  The Seller and the Buyer acknowledge and agree that the Seller makes no representations, warranties and covenants with respect to the Sale Assets and, upon payment of the Purchase Price by the Buyer, the Seller shall have no further rights or obligations with respect to the Sale Assets; provided that the Seller represents and warrants that upon completion of the transactions to be effected on the date hereof, good and valid title to the Sale Assets will pass to the Buyer, free and clear of any liens.

6.                                      Release of Lien.  Fortress Credit Corp., in its capacity as administrative agent under that certain Second Amended and Restated Revolving Credit Agreement, dated as of December 10, 2008 (as amended, the “Revolving Credit Agreement”), by and among the Seller, Fortress Credit Corp., as the administrative agent (the “Administrative Agent”), the lenders from time to time party thereto, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) and U.S. Bank National Association, on behalf of the lenders and other secured parties thereto, hereby relinquishes any and all right, title and interest it may have in the Sale Assets set forth on Schedule I hereto and shall execute such instruments of release in favor of the Seller with respect to the Sale Assets being released from the lien of the Administrative Agent and otherwise take such actions as are necessary or appropriate (including the filing of UCC termination statements) to release the lien of the Administrative Agent on the Sale Assets; provided that, if such UCC termination statements have not been filed within five business days from the date hereof, the Seller (and its agents and representatives) is hereby authorized, without further act or deed, to file appropriate termination statements with respect to the interests released hereby.

7.                                      Entire Agreement.  This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

8.                                      GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.                                      Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as trustee of each of the Seller and the Buyer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Seller and the Buyer is made and

2

intended not as a personal representation, undertaking or agreement by U.S. Bank Trust National Association but is made and intended for the purpose of binding only each of the Seller and the Buyer, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of either the Seller and the Buyer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller and the Buyer under this Agreement or any other related documents; provided, however, that U.S. Bank Trust National Association shall remain personally liable for the breach or failure of the representations and warranties made in its personal capacity in the applicable trust agreement for each of the Seller and the Buyer.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officer as of the date first above written.

CLST ASSET TRUST II,
as the Seller

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:	/s/ Michael D. Bengston
Name:	Michael D. Bengston
Title:	Assistant Vice President

FCC INVESTMENT TRUST I, as the Buyer

By:	U.S. Bank Trust National Association, not in its individual capacity but solely as statutory trustee

By:	/s/ Michael D. Bengston
Name:	Michael D. Bengston
Title:	Assistant Vice President

Acknowledged and Agreed:

FORTRESS CREDIT CORP., as
Administrative Agent under the Revolving Credit Agreement

By:	/s/ Constantine M. Dakolias
Name:	Constantine M. Dakolias

Title:	President

Schedule I

See attached

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
48472	*****	*****	*****	UNSECURED
48647	*****	*****	*****	UNSECURED
48665	*****	*****	*****	UNSECURED
48666	*****	*****	*****	UNSECURED
48681	*****	*****	*****	UNSECURED
48703	*****	*****	*****	SECURED
48726	*****	*****	*****	SECURED
48728	*****	*****	*****	UNSECURED
48730	*****	*****	*****	UNSECURED
48731	*****	*****	*****	SECURED
48733	*****	*****	*****	SECURED
48734	*****	*****	*****	SECURED
48735	*****	*****	*****	UNSECURED
48736	*****	*****	*****	SECURED
48738	*****	*****	*****	SECURED
48739	*****	*****	*****	SECURED
48740	*****	*****	*****	UNSECURED
48742	*****	*****	*****	UNSECURED
48743	*****	*****	*****	SECURED
48744	*****	*****	*****	UNSECURED
48745	*****	*****	*****	SECURED
48746	*****	*****	*****	UNSECURED
48747	*****	*****	*****	UNSECURED
48748	*****	*****	*****	UNSECURED
48749	*****	*****	*****	UNSECURED
48751	*****	*****	*****	UNSECURED
48752	*****	*****	*****	UNSECURED
48753	*****	*****	*****	UNSECURED
48754	*****	*****	*****	SECURED
48755	*****	*****	*****	UNSECURED
48756	*****	*****	*****	UNSECURED
48757	*****	*****	*****	SECURED
48758	*****	*****	*****	UNSECURED
48759	*****	*****	*****	SECURED
48761	*****	*****	*****	SECURED
48762	*****	*****	*****	UNSECURED
48763	*****	*****	*****	SECURED
48764	*****	*****	*****	UNSECURED
48767	*****	*****	*****	SECURED
48768	*****	*****	*****	UNSECURED
48770	*****	*****	*****	SECURED
48771	*****	*****	*****	UNSECURED
48772	*****	*****	*****	UNSECURED
48773	*****	*****	*****	UNSECURED
48774	*****	*****	*****	UNSECURED
48775	*****	*****	*****	SECURED
48776	*****	*****	*****	UNSECURED
48777	*****	*****	*****	UNSECURED
48778	*****	*****	*****	SECURED
48779	*****	*****	*****	SECURED
48780	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
48781	*****	*****	*****	UNSECURED
48782	*****	*****	*****	UNSECURED
48783	*****	*****	*****	SECURED
48784	*****	*****	*****	SECURED
48785	*****	*****	*****	UNSECURED
48786	*****	*****	*****	UNSECURED
48787	*****	*****	*****	SECURED
48788	*****	*****	*****	UNSECURED
48789	*****	*****	*****	UNSECURED
48790	*****	*****	*****	UNSECURED
48791	*****	*****	*****	SECURED
48793	*****	*****	*****	SECURED
48794	*****	*****	*****	SECURED
48795	*****	*****	*****	SECURED
48796	*****	*****	*****	SECURED
48798	*****	*****	*****	UNSECURED
48799	*****	*****	*****	UNSECURED
48801	*****	*****	*****	UNSECURED
48803	*****	*****	*****	SECURED
48804	*****	*****	*****	SECURED
48806	*****	*****	*****	SECURED
48807	*****	*****	*****	UNSECURED
48808	*****	*****	*****	SECURED
48809	*****	*****	*****	SECURED
48810	*****	*****	*****	SECURED
48811	*****	*****	*****	UNSECURED
48812	*****	*****	*****	UNSECURED
48814	*****	*****	*****	SECURED
48815	*****	*****	*****	SECURED
48816	*****	*****	*****	SECURED
48817	*****	*****	*****	UNSECURED
48818	*****	*****	*****	UNSECURED
48819	*****	*****	*****	UNSECURED
48821	*****	*****	*****	SECURED
48822	*****	*****	*****	SECURED
48823	*****	*****	*****	SECURED
48824	*****	*****	*****	SECURED
48825	*****	*****	*****	UNSECURED
48827	*****	*****	*****	UNSECURED
48829	*****	*****	*****	UNSECURED
48830	*****	*****	*****	SECURED
48831	*****	*****	*****	UNSECURED
48832	*****	*****	*****	UNSECURED
48833	*****	*****	*****	UNSECURED
48834	*****	*****	*****	UNSECURED
48835	*****	*****	*****	UNSECURED
48836	*****	*****	*****	SECURED
48837	*****	*****	*****	UNSECURED
48838	*****	*****	*****	SECURED
48839	*****	*****	*****	UNSECURED
48840	*****	*****	*****	UNSECURED
48842	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
48844	*****	*****	*****	SECURED
48845	*****	*****	*****	UNSECURED
48846	*****	*****	*****	UNSECURED
48847	*****	*****	*****	UNSECURED
48848	*****	*****	*****	SECURED
48849	*****	*****	*****	UNSECURED
48850	*****	*****	*****	SECURED
48851	*****	*****	*****	UNSECURED
48852	*****	*****	*****	UNSECURED
48853	*****	*****	*****	UNSECURED
48854	*****	*****	*****	UNSECURED
48855	*****	*****	*****	UNSECURED
48857	*****	*****	*****	UNSECURED
48859	*****	*****	*****	SECURED
48860	*****	*****	*****	SECURED
48861	*****	*****	*****	SECURED
48862	*****	*****	*****	SECURED
48863	*****	*****	*****	SECURED
48864	*****	*****	*****	SECURED
48866	*****	*****	*****	UNSECURED
48867	*****	*****	*****	UNSECURED
48868	*****	*****	*****	UNSECURED
48869	*****	*****	*****	SECURED
48871	*****	*****	*****	UNSECURED
48872	*****	*****	*****	UNSECURED
48873	*****	*****	*****	SECURED
48874	*****	*****	*****	SECURED
48875	*****	*****	*****	SECURED
48876	*****	*****	*****	SECURED
48877	*****	*****	*****	UNSECURED
48879	*****	*****	*****	SECURED
48882	*****	*****	*****	UNSECURED
48883	*****	*****	*****	UNSECURED
48884	*****	*****	*****	UNSECURED
48885	*****	*****	*****	SECURED
48886	*****	*****	*****	UNSECURED
48887	*****	*****	*****	UNSECURED
48888	*****	*****	*****	UNSECURED
48889	*****	*****	*****	UNSECURED
48890	*****	*****	*****	UNSECURED
48891	*****	*****	*****	UNSECURED
48892	*****	*****	*****	UNSECURED
48894	*****	*****	*****	UNSECURED
48895	*****	*****	*****	UNSECURED
48896	*****	*****	*****	UNSECURED
48897	*****	*****	*****	UNSECURED
48898	*****	*****	*****	SECURED
48899	*****	*****	*****	UNSECURED
48902	*****	*****	*****	UNSECURED
48903	*****	*****	*****	UNSECURED
48904	*****	*****	*****	SECURED
48905	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
48907	*****	*****	*****	SECURED
48908	*****	*****	*****	UNSECURED
48909	*****	*****	*****	SECURED
48910	*****	*****	*****	SECURED
48913	*****	*****	*****	UNSECURED
48914	*****	*****	*****	UNSECURED
48915	*****	*****	*****	SECURED
48916	*****	*****	*****	UNSECURED
48917	*****	*****	*****	UNSECURED
48918	*****	*****	*****	SECURED
48919	*****	*****	*****	UNSECURED
48920	*****	*****	*****	UNSECURED
48921	*****	*****	*****	SECURED
48922	*****	*****	*****	SECURED
48923	*****	*****	*****	SECURED
48925	*****	*****	*****	UNSECURED
48928	*****	*****	*****	UNSECURED
48932	*****	*****	*****	UNSECURED
48933	*****	*****	*****	SECURED
48934	*****	*****	*****	UNSECURED
48935	*****	*****	*****	UNSECURED
48936	*****	*****	*****	SECURED
48940	*****	*****	*****	SECURED
48941	*****	*****	*****	UNSECURED
48942	*****	*****	*****	UNSECURED
48944	*****	*****	*****	UNSECURED
48945	*****	*****	*****	UNSECURED
48948	*****	*****	*****	UNSECURED
48949	*****	*****	*****	UNSECURED
48950	*****	*****	*****	SECURED
48951	*****	*****	*****	UNSECURED
48952	*****	*****	*****	UNSECURED
48953	*****	*****	*****	SECURED
48954	*****	*****	*****	SECURED
48955	*****	*****	*****	SECURED
48956	*****	*****	*****	UNSECURED
48957	*****	*****	*****	SECURED
48958	*****	*****	*****	SECURED
48959	*****	*****	*****	UNSECURED
48960	*****	*****	*****	UNSECURED
48962	*****	*****	*****	UNSECURED
48963	*****	*****	*****	UNSECURED
48964	*****	*****	*****	SECURED
48966	*****	*****	*****	SECURED
48968	*****	*****	*****	SECURED
48969	*****	*****	*****	UNSECURED
48971	*****	*****	*****	UNSECURED
48972	*****	*****	*****	SECURED
48973	*****	*****	*****	UNSECURED
48974	*****	*****	*****	UNSECURED
48975	*****	*****	*****	UNSECURED
48976	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
48977	*****	*****	*****	SECURED
48978	*****	*****	*****	UNSECURED
48979	*****	*****	*****	UNSECURED
48980	*****	*****	*****	SECURED
48981	*****	*****	*****	SECURED
48982	*****	*****	*****	SECURED
48983	*****	*****	*****	UNSECURED
48984	*****	*****	*****	UNSECURED
48985	*****	*****	*****	UNSECURED
48986	*****	*****	*****	SECURED
48987	*****	*****	*****	SECURED
48990	*****	*****	*****	UNSECURED
48991	*****	*****	*****	UNSECURED
48993	*****	*****	*****	UNSECURED
48994	*****	*****	*****	SECURED
48995	*****	*****	*****	UNSECURED
48996	*****	*****	*****	UNSECURED
48998	*****	*****	*****	UNSECURED
48999	*****	*****	*****	UNSECURED
49000	*****	*****	*****	SECURED
49003	*****	*****	*****	UNSECURED
49004	*****	*****	*****	UNSECURED
49005	*****	*****	*****	SECURED
49006	*****	*****	*****	SECURED
49007	*****	*****	*****	SECURED
49008	*****	*****	*****	SECURED
49011	*****	*****	*****	UNSECURED
49013	*****	*****	*****	UNSECURED
49016	*****	*****	*****	UNSECURED
49017	*****	*****	*****	UNSECURED
49018	*****	*****	*****	SECURED
49019	*****	*****	*****	UNSECURED
49020	*****	*****	*****	SECURED
49023	*****	*****	*****	SECURED
49024	*****	*****	*****	UNSECURED
49025	*****	*****	*****	UNSECURED
49026	*****	*****	*****	SECURED
49028	*****	*****	*****	UNSECURED
49029	*****	*****	*****	UNSECURED
49030	*****	*****	*****	UNSECURED
49031	*****	*****	*****	UNSECURED
49032	*****	*****	*****	SECURED
49034	*****	*****	*****	SECURED
49035	*****	*****	*****	SECURED
49036	*****	*****	*****	SECURED
49037	*****	*****	*****	UNSECURED
49040	*****	*****	*****	UNSECURED
49041	*****	*****	*****	UNSECURED
49043	*****	*****	*****	SECURED
49044	*****	*****	*****	UNSECURED
49045	*****	*****	*****	SECURED
49046	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49047	*****	*****	*****	UNSECURED
49048	*****	*****	*****	SECURED
49049	*****	*****	*****	UNSECURED
49050	*****	*****	*****	UNSECURED
49051	*****	*****	*****	UNSECURED
49052	*****	*****	*****	UNSECURED
49053	*****	*****	*****	SECURED
49056	*****	*****	*****	SECURED
49057	*****	*****	*****	SECURED
49059	*****	*****	*****	UNSECURED
49060	*****	*****	*****	UNSECURED
49061	*****	*****	*****	SECURED
49064	*****	*****	*****	UNSECURED
49065	*****	*****	*****	SECURED
49067	*****	*****	*****	SECURED
49068	*****	*****	*****	UNSECURED
49069	*****	*****	*****	UNSECURED
49070	*****	*****	*****	UNSECURED
49071	*****	*****	*****	SECURED
49072	*****	*****	*****	SECURED
49073	*****	*****	*****	SECURED
49074	*****	*****	*****	SECURED
49075	*****	*****	*****	UNSECURED
49077	*****	*****	*****	SECURED
49078	*****	*****	*****	SECURED
49079	*****	*****	*****	SECURED
49082	*****	*****	*****	UNSECURED
49084	*****	*****	*****	UNSECURED
49085	*****	*****	*****	SECURED
49086	*****	*****	*****	UNSECURED
49087	*****	*****	*****	UNSECURED
49088	*****	*****	*****	UNSECURED
49089	*****	*****	*****	SECURED
49090	*****	*****	*****	UNSECURED
49091	*****	*****	*****	SECURED
49092	*****	*****	*****	SECURED
49093	*****	*****	*****	UNSECURED
49094	*****	*****	*****	SECURED
49095	*****	*****	*****	SECURED
49096	*****	*****	*****	UNSECURED
49097	*****	*****	*****	UNSECURED
49099	*****	*****	*****	SECURED
49101	*****	*****	*****	SECURED
49102	*****	*****	*****	SECURED
49103	*****	*****	*****	UNSECURED
49104	*****	*****	*****	SECURED
49105	*****	*****	*****	SECURED
49106	*****	*****	*****	SECURED
49107	*****	*****	*****	SECURED
49108	*****	*****	*****	SECURED
49110	*****	*****	*****	SECURED
49112	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49114	*****	*****	*****	UNSECURED
49115	*****	*****	*****	UNSECURED
49116	*****	*****	*****	SECURED
49119	*****	*****	*****	UNSECURED
49120	*****	*****	*****	SECURED
49121	*****	*****	*****	SECURED
49122	*****	*****	*****	SECURED
49123	*****	*****	*****	SECURED
49124	*****	*****	*****	UNSECURED
49125	*****	*****	*****	SECURED
49128	*****	*****	*****	SECURED
49129	*****	*****	*****	SECURED
49130	*****	*****	*****	SECURED
49132	*****	*****	*****	SECURED
49133	*****	*****	*****	UNSECURED
49135	*****	*****	*****	SECURED
49136	*****	*****	*****	SECURED
49137	*****	*****	*****	SECURED
49138	*****	*****	*****	UNSECURED
49139	*****	*****	*****	SECURED
49140	*****	*****	*****	SECURED
49141	*****	*****	*****	SECURED
49142	*****	*****	*****	SECURED
49144	*****	*****	*****	UNSECURED
49146	*****	*****	*****	UNSECURED
49147	*****	*****	*****	SECURED
49149	*****	*****	*****	UNSECURED
49150	*****	*****	*****	UNSECURED
49153	*****	*****	*****	UNSECURED
49155	*****	*****	*****	SECURED
49156	*****	*****	*****	UNSECURED
49160	*****	*****	*****	SECURED
49161	*****	*****	*****	UNSECURED
49162	*****	*****	*****	UNSECURED
49164	*****	*****	*****	SECURED
49165	*****	*****	*****	SECURED
49166	*****	*****	*****	SECURED
49168	*****	*****	*****	SECURED
49169	*****	*****	*****	UNSECURED
49172	*****	*****	*****	UNSECURED
49173	*****	*****	*****	SECURED
49175	*****	*****	*****	SECURED
49178	*****	*****	*****	UNSECURED
49179	*****	*****	*****	UNSECURED
49180	*****	*****	*****	SECURED
49181	*****	*****	*****	UNSECURED
49182	*****	*****	*****	UNSECURED
49183	*****	*****	*****	UNSECURED
49184	*****	*****	*****	UNSECURED
49185	*****	*****	*****	SECURED
49186	*****	*****	*****	UNSECURED
49187	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49189	*****	*****	*****	SECURED
49192	*****	*****	*****	UNSECURED
49193	*****	*****	*****	SECURED
49194	*****	*****	*****	SECURED
49195	*****	*****	*****	UNSECURED
49196	*****	*****	*****	UNSECURED
49197	*****	*****	*****	UNSECURED
49199	*****	*****	*****	SECURED
49200	*****	*****	*****	UNSECURED
49201	*****	*****	*****	UNSECURED
49202	*****	*****	*****	UNSECURED
49203	*****	*****	*****	UNSECURED
49204	*****	*****	*****	UNSECURED
49206	*****	*****	*****	SECURED
49207	*****	*****	*****	SECURED
49208	*****	*****	*****	SECURED
49209	*****	*****	*****	UNSECURED
49210	*****	*****	*****	UNSECURED
49211	*****	*****	*****	UNSECURED
49213	*****	*****	*****	UNSECURED
49214	*****	*****	*****	SECURED
49215	*****	*****	*****	UNSECURED
49217	*****	*****	*****	SECURED
49218	*****	*****	*****	SECURED
49219	*****	*****	*****	UNSECURED
49220	*****	*****	*****	UNSECURED
49221	*****	*****	*****	SECURED
49222	*****	*****	*****	SECURED
49223	*****	*****	*****	SECURED
49226	*****	*****	*****	SECURED
49229	*****	*****	*****	SECURED
49230	*****	*****	*****	SECURED
49231	*****	*****	*****	SECURED
49232	*****	*****	*****	SECURED
49233	*****	*****	*****	SECURED
49234	*****	*****	*****	SECURED
49235	*****	*****	*****	UNSECURED
49236	*****	*****	*****	UNSECURED
49237	*****	*****	*****	UNSECURED
49238	*****	*****	*****	UNSECURED
49239	*****	*****	*****	UNSECURED
49240	*****	*****	*****	SECURED
49242	*****	*****	*****	SECURED
49244	*****	*****	*****	SECURED
49245	*****	*****	*****	SECURED
49246	*****	*****	*****	UNSECURED
49247	*****	*****	*****	UNSECURED
49249	*****	*****	*****	SECURED
49250	*****	*****	*****	SECURED
49251	*****	*****	*****	UNSECURED
49252	*****	*****	*****	UNSECURED
49254	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49255	*****	*****	*****	UNSECURED
49256	*****	*****	*****	SECURED
49257	*****	*****	*****	UNSECURED
49259	*****	*****	*****	SECURED
49260	*****	*****	*****	SECURED
49261	*****	*****	*****	UNSECURED
49262	*****	*****	*****	SECURED
49263	*****	*****	*****	SECURED
49266	*****	*****	*****	UNSECURED
49268	*****	*****	*****	SECURED
49269	*****	*****	*****	UNSECURED
49270	*****	*****	*****	SECURED
49271	*****	*****	*****	UNSECURED
49273	*****	*****	*****	SECURED
49274	*****	*****	*****	UNSECURED
49275	*****	*****	*****	UNSECURED
49276	*****	*****	*****	UNSECURED
49278	*****	*****	*****	SECURED
49283	*****	*****	*****	UNSECURED
49285	*****	*****	*****	SECURED
49286	*****	*****	*****	UNSECURED
49287	*****	*****	*****	UNSECURED
49288	*****	*****	*****	SECURED
49290	*****	*****	*****	UNSECURED
49292	*****	*****	*****	UNSECURED
49296	*****	*****	*****	SECURED
49299	*****	*****	*****	UNSECURED
49301	*****	*****	*****	SECURED
49302	*****	*****	*****	SECURED
49303	*****	*****	*****	UNSECURED
49305	*****	*****	*****	UNSECURED
49306	*****	*****	*****	SECURED
49307	*****	*****	*****	SECURED
49309	*****	*****	*****	UNSECURED
49310	*****	*****	*****	UNSECURED
49311	*****	*****	*****	UNSECURED
49314	*****	*****	*****	SECURED
49315	*****	*****	*****	SECURED
49318	*****	*****	*****	UNSECURED
49320	*****	*****	*****	SECURED
49323	*****	*****	*****	SECURED
49325	*****	*****	*****	SECURED
49326	*****	*****	*****	SECURED
49327	*****	*****	*****	SECURED
49328	*****	*****	*****	SECURED
49329	*****	*****	*****	SECURED
49330	*****	*****	*****	UNSECURED
49332	*****	*****	*****	UNSECURED
49333	*****	*****	*****	SECURED
49334	*****	*****	*****	SECURED
49335	*****	*****	*****	SECURED
49336	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49337	*****	*****	*****	UNSECURED
49340	*****	*****	*****	UNSECURED
49341	*****	*****	*****	SECURED
49344	*****	*****	*****	SECURED
49345	*****	*****	*****	SECURED
49346	*****	*****	*****	SECURED
49348	*****	*****	*****	SECURED
49349	*****	*****	*****	UNSECURED
49351	*****	*****	*****	UNSECURED
49352	*****	*****	*****	SECURED
49354	*****	*****	*****	UNSECURED
49355	*****	*****	*****	UNSECURED
49358	*****	*****	*****	UNSECURED
49359	*****	*****	*****	UNSECURED
49360	*****	*****	*****	UNSECURED
49361	*****	*****	*****	SECURED
49362	*****	*****	*****	SECURED
49368	*****	*****	*****	UNSECURED
49370	*****	*****	*****	UNSECURED
49371	*****	*****	*****	UNSECURED
49375	*****	*****	*****	UNSECURED
49376	*****	*****	*****	UNSECURED
49379	*****	*****	*****	UNSECURED
49380	*****	*****	*****	UNSECURED
49382	*****	*****	*****	UNSECURED
49383	*****	*****	*****	UNSECURED
49385	*****	*****	*****	SECURED
49386	*****	*****	*****	SECURED
49387	*****	*****	*****	UNSECURED
49389	*****	*****	*****	SECURED
49390	*****	*****	*****	UNSECURED
49391	*****	*****	*****	SECURED
49392	*****	*****	*****	UNSECURED
49393	*****	*****	*****	UNSECURED
49394	*****	*****	*****	SECURED
49395	*****	*****	*****	UNSECURED
49396	*****	*****	*****	UNSECURED
49397	*****	*****	*****	UNSECURED
49398	*****	*****	*****	UNSECURED
49399	*****	*****	*****	UNSECURED
49400	*****	*****	*****	SECURED
49401	*****	*****	*****	UNSECURED
49402	*****	*****	*****	SECURED
49403	*****	*****	*****	SECURED
49405	*****	*****	*****	SECURED
49408	*****	*****	*****	SECURED
49409	*****	*****	*****	UNSECURED
49410	*****	*****	*****	SECURED
49411	*****	*****	*****	UNSECURED
49412	*****	*****	*****	UNSECURED
49413	*****	*****	*****	UNSECURED
49414	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49415	*****	*****	*****	SECURED
49416	*****	*****	*****	SECURED
49417	*****	*****	*****	UNSECURED
49418	*****	*****	*****	UNSECURED
49419	*****	*****	*****	SECURED
49422	*****	*****	*****	UNSECURED
49424	*****	*****	*****	UNSECURED
49425	*****	*****	*****	SECURED
49426	*****	*****	*****	UNSECURED
49427	*****	*****	*****	SECURED
49428	*****	*****	*****	UNSECURED
49430	*****	*****	*****	SECURED
49432	*****	*****	*****	SECURED
49433	*****	*****	*****	SECURED
49435	*****	*****	*****	UNSECURED
49439	*****	*****	*****	SECURED
49440	*****	*****	*****	SECURED
49441	*****	*****	*****	SECURED
49442	*****	*****	*****	SECURED
49443	*****	*****	*****	SECURED
49444	*****	*****	*****	SECURED
49445	*****	*****	*****	UNSECURED
49447	*****	*****	*****	UNSECURED
49448	*****	*****	*****	UNSECURED
49449	*****	*****	*****	UNSECURED
49451	*****	*****	*****	UNSECURED
49454	*****	*****	*****	UNSECURED
49455	*****	*****	*****	UNSECURED
49456	*****	*****	*****	SECURED
49457	*****	*****	*****	UNSECURED
49458	*****	*****	*****	SECURED
49459	*****	*****	*****	SECURED
49460	*****	*****	*****	UNSECURED
49461	*****	*****	*****	UNSECURED
49462	*****	*****	*****	UNSECURED
49464	*****	*****	*****	SECURED
49465	*****	*****	*****	SECURED
49466	*****	*****	*****	UNSECURED
49468	*****	*****	*****	SECURED
49469	*****	*****	*****	SECURED
49470	*****	*****	*****	UNSECURED
49471	*****	*****	*****	SECURED
49473	*****	*****	*****	SECURED
49474	*****	*****	*****	UNSECURED
49475	*****	*****	*****	UNSECURED
49477	*****	*****	*****	SECURED
49478	*****	*****	*****	SECURED
49479	*****	*****	*****	SECURED
49480	*****	*****	*****	SECURED
49481	*****	*****	*****	SECURED
49483	*****	*****	*****	UNSECURED
49484	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49486	*****	*****	*****	SECURED
49487	*****	*****	*****	UNSECURED
49488	*****	*****	*****	UNSECURED
49489	*****	*****	*****	UNSECURED
49493	*****	*****	*****	UNSECURED
49496	*****	*****	*****	SECURED
49498	*****	*****	*****	UNSECURED
49499	*****	*****	*****	SECURED
49500	*****	*****	*****	UNSECURED
49501	*****	*****	*****	SECURED
49503	*****	*****	*****	UNSECURED
49504	*****	*****	*****	UNSECURED
49506	*****	*****	*****	UNSECURED
49508	*****	*****	*****	UNSECURED
49509	*****	*****	*****	UNSECURED
49510	*****	*****	*****	UNSECURED
49514	*****	*****	*****	UNSECURED
49515	*****	*****	*****	SECURED
49516	*****	*****	*****	SECURED
49517	*****	*****	*****	SECURED
49518	*****	*****	*****	UNSECURED
49519	*****	*****	*****	SECURED
49520	*****	*****	*****	UNSECURED
49521	*****	*****	*****	UNSECURED
49524	*****	*****	*****	UNSECURED
49525	*****	*****	*****	UNSECURED
49526	*****	*****	*****	SECURED
49527	*****	*****	*****	SECURED
49528	*****	*****	*****	SECURED
49531	*****	*****	*****	UNSECURED
49533	*****	*****	*****	UNSECURED
49538	*****	*****	*****	UNSECURED
49539	*****	*****	*****	SECURED
49540	*****	*****	*****	UNSECURED
49541	*****	*****	*****	SECURED
49542	*****	*****	*****	UNSECURED
49543	*****	*****	*****	UNSECURED
49545	*****	*****	*****	SECURED
49546	*****	*****	*****	UNSECURED
49547	*****	*****	*****	SECURED
49548	*****	*****	*****	UNSECURED
49550	*****	*****	*****	SECURED
49552	*****	*****	*****	SECURED
49553	*****	*****	*****	SECURED
49554	*****	*****	*****	UNSECURED
49555	*****	*****	*****	SECURED
49556	*****	*****	*****	SECURED
49557	*****	*****	*****	UNSECURED
49558	*****	*****	*****	SECURED
49559	*****	*****	*****	SECURED
49562	*****	*****	*****	UNSECURED
49564	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49565	*****	*****	*****	UNSECURED
49566	*****	*****	*****	UNSECURED
49568	*****	*****	*****	UNSECURED
49569	*****	*****	*****	SECURED
49570	*****	*****	*****	UNSECURED
49571	*****	*****	*****	UNSECURED
49572	*****	*****	*****	UNSECURED
49573	*****	*****	*****	UNSECURED
49574	*****	*****	*****	SECURED
49575	*****	*****	*****	SECURED
49578	*****	*****	*****	SECURED
49580	*****	*****	*****	UNSECURED
49581	*****	*****	*****	UNSECURED
49582	*****	*****	*****	UNSECURED
49584	*****	*****	*****	UNSECURED
49585	*****	*****	*****	SECURED
49586	*****	*****	*****	UNSECURED
49587	*****	*****	*****	UNSECURED
49588	*****	*****	*****	SECURED
49589	*****	*****	*****	UNSECURED
49590	*****	*****	*****	SECURED
49591	*****	*****	*****	SECURED
49593	*****	*****	*****	SECURED
49597	*****	*****	*****	UNSECURED
49598	*****	*****	*****	UNSECURED
49599	*****	*****	*****	SECURED
49600	*****	*****	*****	SECURED
49602	*****	*****	*****	UNSECURED
49603	*****	*****	*****	UNSECURED
49604	*****	*****	*****	UNSECURED
49605	*****	*****	*****	SECURED
49606	*****	*****	*****	UNSECURED
49609	*****	*****	*****	UNSECURED
49610	*****	*****	*****	UNSECURED
49611	*****	*****	*****	SECURED
49613	*****	*****	*****	UNSECURED
49614	*****	*****	*****	UNSECURED
49616	*****	*****	*****	SECURED
49617	*****	*****	*****	UNSECURED
49618	*****	*****	*****	UNSECURED
49619	*****	*****	*****	UNSECURED
49621	*****	*****	*****	UNSECURED
49625	*****	*****	*****	SECURED
49627	*****	*****	*****	UNSECURED
49628	*****	*****	*****	UNSECURED
49629	*****	*****	*****	SECURED
49631	*****	*****	*****	UNSECURED
49632	*****	*****	*****	SECURED
49633	*****	*****	*****	SECURED
49637	*****	*****	*****	UNSECURED
49639	*****	*****	*****	SECURED
49640	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49642	*****	*****	*****	UNSECURED
49643	*****	*****	*****	UNSECURED
49644	*****	*****	*****	UNSECURED
49645	*****	*****	*****	SECURED
49646	*****	*****	*****	SECURED
49648	*****	*****	*****	UNSECURED
49649	*****	*****	*****	UNSECURED
49651	*****	*****	*****	UNSECURED
49652	*****	*****	*****	SECURED
49653	*****	*****	*****	SECURED
49654	*****	*****	*****	UNSECURED
49655	*****	*****	*****	SECURED
49656	*****	*****	*****	UNSECURED
49657	*****	*****	*****	UNSECURED
49658	*****	*****	*****	UNSECURED
49659	*****	*****	*****	UNSECURED
49661	*****	*****	*****	SECURED
49662	*****	*****	*****	UNSECURED
49663	*****	*****	*****	UNSECURED
49665	*****	*****	*****	SECURED
49666	*****	*****	*****	SECURED
49668	*****	*****	*****	UNSECURED
49669	*****	*****	*****	UNSECURED
49670	*****	*****	*****	UNSECURED
49672	*****	*****	*****	SECURED
49673	*****	*****	*****	UNSECURED
49675	*****	*****	*****	SECURED
49676	*****	*****	*****	SECURED
49678	*****	*****	*****	SECURED
49679	*****	*****	*****	SECURED
49680	*****	*****	*****	SECURED
49681	*****	*****	*****	UNSECURED
49682	*****	*****	*****	UNSECURED
49683	*****	*****	*****	SECURED
49684	*****	*****	*****	SECURED
49685	*****	*****	*****	UNSECURED
49686	*****	*****	*****	SECURED
49691	*****	*****	*****	UNSECURED
49692	*****	*****	*****	SECURED
49693	*****	*****	*****	SECURED
49694	*****	*****	*****	SECURED
49695	*****	*****	*****	UNSECURED
49697	*****	*****	*****	UNSECURED
49698	*****	*****	*****	UNSECURED
49699	*****	*****	*****	UNSECURED
49703	*****	*****	*****	UNSECURED
49704	*****	*****	*****	UNSECURED
49705	*****	*****	*****	SECURED
49706	*****	*****	*****	SECURED
49709	*****	*****	*****	UNSECURED
49710	*****	*****	*****	UNSECURED
49712	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49713	*****	*****	*****	UNSECURED
49714	*****	*****	*****	UNSECURED
49715	*****	*****	*****	SECURED
49716	*****	*****	*****	UNSECURED
49718	*****	*****	*****	UNSECURED
49721	*****	*****	*****	SECURED
49722	*****	*****	*****	SECURED
49725	*****	*****	*****	SECURED
49728	*****	*****	*****	UNSECURED
49730	*****	*****	*****	UNSECURED
49731	*****	*****	*****	UNSECURED
49732	*****	*****	*****	SECURED
49734	*****	*****	*****	SECURED
49735	*****	*****	*****	UNSECURED
49736	*****	*****	*****	SECURED
49737	*****	*****	*****	UNSECURED
49740	*****	*****	*****	UNSECURED
49741	*****	*****	*****	UNSECURED
49742	*****	*****	*****	UNSECURED
49743	*****	*****	*****	SECURED
49745	*****	*****	*****	UNSECURED
49747	*****	*****	*****	UNSECURED
49748	*****	*****	*****	UNSECURED
49749	*****	*****	*****	SECURED
49750	*****	*****	*****	UNSECURED
49753	*****	*****	*****	UNSECURED
49754	*****	*****	*****	UNSECURED
49756	*****	*****	*****	UNSECURED
49758	*****	*****	*****	UNSECURED
49759	*****	*****	*****	UNSECURED
49760	*****	*****	*****	UNSECURED
49761	*****	*****	*****	SECURED
49762	*****	*****	*****	UNSECURED
49764	*****	*****	*****	UNSECURED
49765	*****	*****	*****	UNSECURED
49767	*****	*****	*****	SECURED
49769	*****	*****	*****	SECURED
49770	*****	*****	*****	UNSECURED
49771	*****	*****	*****	UNSECURED
49772	*****	*****	*****	UNSECURED
49775	*****	*****	*****	SECURED
49777	*****	*****	*****	SECURED
49778	*****	*****	*****	UNSECURED
49779	*****	*****	*****	UNSECURED
49780	*****	*****	*****	UNSECURED
49781	*****	*****	*****	UNSECURED
49784	*****	*****	*****	UNSECURED
49785	*****	*****	*****	SECURED
49786	*****	*****	*****	UNSECURED
49787	*****	*****	*****	UNSECURED
49788	*****	*****	*****	UNSECURED
49789	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49790	*****	*****	*****	SECURED
49791	*****	*****	*****	SECURED
49792	*****	*****	*****	UNSECURED
49793	*****	*****	*****	UNSECURED
49794	*****	*****	*****	UNSECURED
49795	*****	*****	*****	UNSECURED
49796	*****	*****	*****	UNSECURED
49797	*****	*****	*****	UNSECURED
49798	*****	*****	*****	SECURED
49799	*****	*****	*****	UNSECURED
49800	*****	*****	*****	SECURED
49801	*****	*****	*****	SECURED
49802	*****	*****	*****	SECURED
49803	*****	*****	*****	UNSECURED
49804	*****	*****	*****	UNSECURED
49807	*****	*****	*****	UNSECURED
49808	*****	*****	*****	UNSECURED
49809	*****	*****	*****	UNSECURED
49810	*****	*****	*****	UNSECURED
49811	*****	*****	*****	SECURED
49812	*****	*****	*****	SECURED
49814	*****	*****	*****	UNSECURED
49816	*****	*****	*****	SECURED
49817	*****	*****	*****	UNSECURED
49818	*****	*****	*****	SECURED
49819	*****	*****	*****	UNSECURED
49820	*****	*****	*****	SECURED
49821	*****	*****	*****	UNSECURED
49822	*****	*****	*****	UNSECURED
49823	*****	*****	*****	UNSECURED
49824	*****	*****	*****	UNSECURED
49825	*****	*****	*****	UNSECURED
49826	*****	*****	*****	SECURED
49827	*****	*****	*****	SECURED
49828	*****	*****	*****	UNSECURED
49829	*****	*****	*****	SECURED
49831	*****	*****	*****	UNSECURED
49834	*****	*****	*****	UNSECURED
49835	*****	*****	*****	SECURED
49836	*****	*****	*****	UNSECURED
49837	*****	*****	*****	SECURED
49838	*****	*****	*****	UNSECURED
49839	*****	*****	*****	UNSECURED
49840	*****	*****	*****	UNSECURED
49841	*****	*****	*****	UNSECURED
49842	*****	*****	*****	SECURED
49843	*****	*****	*****	UNSECURED
49845	*****	*****	*****	SECURED
49846	*****	*****	*****	UNSECURED
49847	*****	*****	*****	UNSECURED
49848	*****	*****	*****	UNSECURED
49849	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49851	*****	*****	*****	SECURED
49852	*****	*****	*****	SECURED
49853	*****	*****	*****	UNSECURED
49854	*****	*****	*****	UNSECURED
49855	*****	*****	*****	UNSECURED
49857	*****	*****	*****	SECURED
49858	*****	*****	*****	SECURED
49859	*****	*****	*****	SECURED
49860	*****	*****	*****	SECURED
49861	*****	*****	*****	SECURED
49862	*****	*****	*****	UNSECURED
49863	*****	*****	*****	SECURED
49867	*****	*****	*****	UNSECURED
49868	*****	*****	*****	SECURED
49869	*****	*****	*****	UNSECURED
49870	*****	*****	*****	UNSECURED
49873	*****	*****	*****	UNSECURED
49874	*****	*****	*****	UNSECURED
49875	*****	*****	*****	SECURED
49876	*****	*****	*****	UNSECURED
49878	*****	*****	*****	UNSECURED
49879	*****	*****	*****	UNSECURED
49880	*****	*****	*****	SECURED
49881	*****	*****	*****	UNSECURED
49882	*****	*****	*****	UNSECURED
49883	*****	*****	*****	SECURED
49884	*****	*****	*****	UNSECURED
49885	*****	*****	*****	UNSECURED
49887	*****	*****	*****	UNSECURED
49888	*****	*****	*****	UNSECURED
49889	*****	*****	*****	UNSECURED
49893	*****	*****	*****	SECURED
49894	*****	*****	*****	UNSECURED
49895	*****	*****	*****	SECURED
49896	*****	*****	*****	UNSECURED
49897	*****	*****	*****	UNSECURED
49898	*****	*****	*****	UNSECURED
49900	*****	*****	*****	UNSECURED
49902	*****	*****	*****	SECURED
49903	*****	*****	*****	UNSECURED
49904	*****	*****	*****	UNSECURED
49905	*****	*****	*****	UNSECURED
49906	*****	*****	*****	UNSECURED
49909	*****	*****	*****	SECURED
49910	*****	*****	*****	UNSECURED
49912	*****	*****	*****	UNSECURED
49915	*****	*****	*****	SECURED
49916	*****	*****	*****	UNSECURED
49917	*****	*****	*****	UNSECURED
49918	*****	*****	*****	UNSECURED
49920	*****	*****	*****	UNSECURED
49921	*****	*****	*****	SECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Loan ID	8/31 Curbal	Obligor Name	Original Balance	Mortgage or Non- Mortgage Contract
49923	*****	*****	*****	UNSECURED
49924	*****	*****	*****	UNSECURED
49925	*****	*****	*****	SECURED
49926	*****	*****	*****	SECURED
49927	*****	*****	*****	UNSECURED
49928	*****	*****	*****	UNSECURED
49931	*****	*****	*****	UNSECURED
49932	*****	*****	*****	UNSECURED
49933	*****	*****	*****	SECURED
49934	*****	*****	*****	SECURED
49935	*****	*****	*****	UNSECURED
49936	*****	*****	*****	UNSECURED
49937	*****	*****	*****	UNSECURED
49938	*****	*****	*****	UNSECURED
49939	*****	*****	*****	UNSECURED
49940	*****	*****	*****	UNSECURED
49941	*****	*****	*****	UNSECURED
49942	*****	*****	*****	SECURED
49943	*****	*****	*****	UNSECURED
49946	*****	*****	*****	UNSECURED
49948	*****	*****	*****	UNSECURED
49949	*****	*****	*****	UNSECURED

Note: Redacted portions have been marked with *****. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.